Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
May, 1998
Payment: June 15, 1998

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                             Cusip #                   393534AB8
                                             Trust Account #          33-31958-0
                                             Distribution Date:    June 15, 1998


                                                                     Per $1,000
Securitized Net Interest Margin Certificates                          Original

1.   Amount Available                                1,030,587.62

Interest

2.   Aggregate Interest                                197,653.74     2.13910974

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                  197,653.74

Principal

6.   Current month's principal distribution            832,933.88     9.01443593

7.   Remaining outstanding principal balance        29,381,651.28    317.9832390
     Pool Factor                                       0.31798324

8.   Present value of the projected remaining
     aggregate cashflows of the Finance I
     Assets and the Residual Assets, as of
     the immediately preceding Distribution Date   520,094,407.14**

9.   Aggregate principal balance of loans
     refinanced by Green Tree Financial              1,844,613.91

10.  Weighted average CPR                                   14.87%

11.  Weighted average CDR                                    2.18%

12.  Annualized net loss percentage                          1.12%


13.  Delinquency        30-59 day                            0.94%
                        60-89 day                            0.25%
                        90+ day                              0.46%
                        Total 30+                            1.65%


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 5/15/98.


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

Green Tree Financial
Net Interest Margin Trust 1994-B
May, 1998
Payment: June 15, 1998



                                            Fee Assets
                          Guarantee         Inside        Fee Asset
                          Fees              Refi          Total
                          ------------------------------------------
GTFC 1994-1               118,345.62        48,314.10     166,659.72
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                          ------------------------------------------
                          118,345.62        48,314.10     166,659.72

Total amount of Guarantee Fees and
     Inside Refinance Payments                            166,659.72

Subordinated Servicing Fees                               352,250.13

Payment on Finance 1 Note                                 518,909.85

Allocable to Interest (current)                            39,180.86

Allocable to accrued but unpaid Interest                        0.00

Accrued and unpaid Trustee Fees                                 0.00

Allocable to Principal                                    479,728.99

Finance 1 Note Principal Balance                        5,509,702.29




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

Green Tree Financial
Net Interest Margin Trust 1994-B
May, 1998
Payment: June 15, 1998



                                           Inside
                          Residual         Refi                Total
                          -----------------------------------------------
GTFC 1994-1                     0.00            0.00                 0.00
GTFC 1994-2               143,451.07       25,294.19           168,745.26
GTFC 1994-3                87,176.35       17,342.51           104,518.86
GTFC 1994-4               209,651.19       28,762.46           238,413.65
                          -----------------------------------------------
                          440,278.61       71,399.16           511,677.77

                          Total Residual and Inside
                              Refinance Payments               511,677.77





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